EXHIBIT 10.2

                                 FIRST AMENDMENT
                                       OF
                 DEL LABORATORIES, INC. EMPLOYEES' PENSION PLAN

         Del Laboratories, Inc. (hereinafter referred to as "Employer"), has adopted the following First Amendment of the Del Laboratories, Inc. Employees' Pension Plan, as amended and restated, effective January 1, 1989.

                               W I T N E S S E T H

         WHEREAS, by the provisions of Article VII of the Plan, the Employer has a right to amend the plan;

         NOW, THEREFORE, the Plan shall be and it is hereby amended as follows:

                              FIRST AND ONLY CHANGE

         Effective January 1, 1996, Article I, Section 1.3, shall be deleted and replaced by the following:

                  "1.3 `Actuarial Equivalent' means a form of benefit differing in time, period or manner of payment from a specific benefit provided under the Plan but having the same value when computed using Pre-Retirement Table: GAM '71 Male, -1; Post-Retirement Table: GAM '71 Male, -1 and Pre-Retirement
                  Interest: 6.0%; Post-Retirement Interest: 6.0%.

                           Notwithstanding the foregoing, for purposes of paying
                  an Actuarial Equivalent Lump sum to a participant after 1995, a Lump sum shall be the greater of the amount as calculated in the preceding paragraph or that calculated by using the average yield on thirty (30) year Treasury Constant Maturities for the month of October which precedes the Plan Year of distribution, and the 1983 Group Annuity Mortality Table."

         IN ALL OTHER RESPECTS, the Del Laboratories, Inc. Employees' Pension Plan is hereby ratified and confirmed.

         IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed by its duly authorized officer(s).

                                           DEL LABORATORIES, INC.



Dated:  DECEMBER 21, 1995                  By:  /S/ MELVYN C. GOLDSTEIN
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